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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2016

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GLOBAL BLOOD THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-37539	27-4825712
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
400 East Jamie Court, Suite 101
South San Francisco, CA 94080
(Address of principal executive offices, including zip code)
(650) 741-7700
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On January 1, 2016, the Board of Directors (the “Board”) of Global Blood Therapeutics, Inc. (the “Company”), appointed Scott W. Morrison, to the Board as a Class III director and as a member of the Audit Committee of the Board.
Mr. Morrison served as Ernst & Young’s U.S. Life Sciences Leader since 2002 (retired December 2015). He has worked on hundreds of public and private financings, including more than 40 IPOs and 100 follow-on offerings. Mr. Morrison served on the boards of the Bay Area Bioscience Center (BayBio), the Biotechnology Institute, the Biotechnology Industry Organization (BIO) ECS Board and the California Life Sciences Foundation. He has also co-authored several annual reports on the industry. He graduated from the University of California, Berkeley and is a Certified Public Accountant (inactive).
Upon his appointment to the Board, Mr. Morrison was granted an option to purchase 30,000 shares of the Company’s Common Stock at an exercise price of $29.21 per share, the closing price of the Company’s common stock on the Nasdaq Global Select Market on January 4, 2016, the first trading date after the date of Mr. Morrison's appointment to the Board, which will vest in equal monthly installments during the three years following the effective date of his appointment to the Board, subject to Mr. Morrison’s continued service on the Board.
Mr. Morrison is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Morrison and any other persons pursuant to which he was selected as a director.

Item 7.01	Regulation FD Disclosure
On January 4, 2016, the Company issued a press release announcing Mr. Morrison's appointment to the Board. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.
The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 4, 2016

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2016	Global Blood Therapeutics, Inc.

	By:	/s/ John Schembri
John Schembri
Vice President, Finance and Administration

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated January 4, 2016